SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  9-26-02

AMERON INTERNATIONAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    1-9102                      77-0100596
----------------------------       ------------              -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

245 SOUTH LOS ROBLES AVE., PASADENA, CALIFORNIA 91101

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (626) 683-4000

ITEM 9.   REGULATION FD DISCLOSURE.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of  Ameron International Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  the Quarterly Report of the Company on Form 10-Q for the period ended August 31, 2002 fully complies with the requirements of  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:    September 26, 2002

/s/ James S. Marlen

James S. Marlen

Chief Executive Officer

/s/ Gary Wagner
Gary Wagner

Chief Financial Officer

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AMERON INTERNATIONAL CORPORATION

DATE: September 26, 2002                  BY:
                                             /s/ Javier Solis
                                             JAVIER SOLIS
                                             SENIOR VICE PRESIDENT AND SECRETARY